[LOGO] Merrill Lynch  Investment Managers

Annual Report

October 31, 2001

MuniYield
California
Insured
Fund II, Inc.

www.mlim.ml.com

                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.

A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

      A Perspective from Bob Doll, President & Chief Investment Officer of
                    Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

                    MuniYield California Insured Fund II, Inc., October 31, 2001

DEAR SHAREHOLDER

For the year ended October 31, 2001, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.808 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.23%, based on a month-end net asset value of $15.44 per share. During the same period, the total investment return on the Fund's Common Stock was +14.67%, based on a change in per share net asset value from $14.24 to $15.44, and assuming reinvestment of $0.808 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +10.23%, based on a change in per share net asset value from $14.41 to $15.44, and assuming reinvestment of $0.404 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.18% for Series A, 2.22% for Series B and 2.21% for Series C.

The Municipal Market Environment

Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost $70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

The Fund entered the year ended October 31, 2001 with a duration that was higher than its competitive group average. This reflected our belief that municipal bond yields were attractive relative to a slowing US domestic economy. We also believed that the Federal Reserve Board would continue to lower short-term interest rates to bolster US economic activity and that long-term interest rates would decline in concert. In late 2000 as yields declined, we sold lower coupon bonds with long maturities and replaced them with higher-couponed issues in the intermediate


                                     2 & 3

                    MuniYield California Insured Fund II, Inc., October 31, 2001

part of the curve. This allowed the Fund to capture a significant amount of the yield available in the municipal yield curve, while muting the overall volatility of the Fund. This strategy worked well as it enhanced the Fund's yield and, as yields declined in early 2001, the Fund was able to add to the gains realized in late 2000.

The 400 basis point decrease in short-term interest rates by the Federal Reserve Board in 2000 and 2001 has had a beneficial impact on the Fund's borrowing costs. These costs have been in the 1.75%-2.25% range for most of the fiscal year. This decline in borrowing costs should generate a significant yield enhancement to the Fund's Common Stock shareholders from leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)

Looking forward, we intend to concentrate our investments in the 10-year-20-year maturity sector for the reasons discussed above. This portion of the yield curve is expected to outperform longer maturities as financial markets start to anticipate a US economic recovery and long-term interest rates begin to rise.

In Conclusion

On September 21, 2001 the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire all of the assets and will assume all of the liabilities of MuniYield California Insured Fund, Inc. in exchange for newly issued shares of the Fund. The Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by Fund Asset Management, L.P.

We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

November 30, 2001

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


                                     4 & 5

                    MuniYield California Insured Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount   Issue                                                                        Value
====================================================================================================================================
California--92.7%     AAA      Aaa    $ 3,500   ABAG Finance Authority for Nonprofit Corporations, California,
                                                COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)             $  3,912
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      1,985   Arcadia, California, Unified School District, GO, Series B, 6.50%
                                                due 7/01/2015 (c)                                                              2,269
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      3,675   Bakersfield, California, COP, Refunding (Convention Center Expansion
                                                Project), 5.80% due 4/01/2017 (i)                                              4,081
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      1,450   Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due
                                                4/01/2015 (i)                                                                  1,714
                      --------------------------------------------------------------------------------------------------------------
                                                California Community College Financing Authority, Lease Revenue Bonds,
                                                Series A (i):
                      AAA      Aaa      3,215     5.95% due 12/01/2022                                                         3,600
                      AAA      Aaa      1,100     6% due 12/01/2029                                                            1,250
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      6,100   California Educational Facilities Authority Revenue Bonds,
                                                Trust Receipts, AMT, Class R, Series 11, 8.902% due 4/01/2028 (a)(k)           6,668
                      --------------------------------------------------------------------------------------------------------------
                      NR*      Aa1      2,750   California Educational Facilities Authority, Revenue Refunding Bonds,
                                                RIB, Series 147, 8.87% due 10/01/2027(k)                                       3,096
                      --------------------------------------------------------------------------------------------------------------
                                                California HFA, Home Mortgage Revenue Bonds, AMT:
                      AAA      Aaa      1,395     Series E, 6.15% due 8/01/2025 (i)                                            1,465
                      AA-      Aa2        275     Series F-1, 7% due 8/01/2026 (d)                                               278
                      --------------------------------------------------------------------------------------------------------------
                      AA-      Aa2      3,100   California HFA, Revenue Bonds, RIB, AMT, Series B-2, 10.075% due
                                                8/01/2023 (d)(k)                                                               3,313
                      --------------------------------------------------------------------------------------------------------------
                                                California Health Facilities Finance Authority Revenue Bonds (Kaiser
                                                Permanente), RIB (g)(k):
                      AAA      NR*      8,750     Series 26, 8.77% due 6/01/2022                                               9,741
                      NR*      Aaa      6,625     Series 152, 8.87% due 6/01/2022                                              7,376
                      --------------------------------------------------------------------------------------------------------------
                      A1+      VMIG1@   1,400   California Health Facilities Finance Authority, Revenue Refunding
                                                Bonds (Sutter/Catholic Healthcare System), VRDN, Series B, 1.65%
                                                due 7/01/2012 (a)(l)                                                           1,400
                      --------------------------------------------------------------------------------------------------------------
                                                California Infrastructure and Economic Development Bank Revenue Bonds
                                                (J. David Gladstone Institute Project):
                      A-       NR*      1,910     5.50% due 10/01/2017                                                         2,014
                      A-       NR*      1,950     5.50% due 10/01/2018                                                         2,040
                      --------------------------------------------------------------------------------------------------------------
                                                California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                                (Mortgage-Backed Securities Program), AMT:
                      AAA      NR*      6,220     Series A, 6.35% due 12/01/2029 (e)(f)                                        7,140
                      NR*      Aaa      1,000     Series A-1, 6.90% due 12/01/2024 (e)(h)                                      1,107
                      AAA      NR*      3,235     Series B, 6.25% due 12/01/2031 (f)                                           3,511
                      --------------------------------------------------------------------------------------------------------------
                      AA-      Aa3      4,000   California State Department of Veteran Affairs, Home Purpose Revenue
                                                Refunding Bonds, Series C, 6.15% due 12/01/2027                                4,233
                      --------------------------------------------------------------------------------------------------------------
                                                California State, GO:
                      AAA      Aaa      1,155     6% due 8/01/2004 (c)(j)                                                      1,296
                      AAA      NR*      2,990     5.75% due 3/01/2005 (i)(j)                                                   3,332
                      AAA      Aaa      2,310     5.90% due 3/01/2005 (a)(j)                                                   2,588
                      AAA      Aaa     18,000     6.25% due 10/01/2019 (i)                                                    19,024
                      --------------------------------------------------------------------------------------------------------------
                                                California State, GO, Refunding:
                      AAA      Aaa     15,000     5.50% due 3/01/2013 (c)                                                     16,713
                      AAA      Aaa     10,000     5.50% due 3/01/2015 (a)                                                     10,978
                      AAA      Aaa     15,200     Veterans, AMT, Series B, 5.70% due 12/01/2032 (a)                           15,760
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      8,675   California State Public Works Board, Lease Revenue Refunding Bonds
                                                (Department of Corrections), Series B, 5.625% due 11/01/2016 (i)               9,517
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      2,375   California State University and Colleges, Housing System Revenue
                                                Refunding Bonds, 5.90% due 11/01/2021 (c)                                      2,637
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      2,500   California State University and Colleges, Student Union Revenue Bonds
                                                (Chico), Series B, 4.375% due 11/01/2028 (i)                                   2,319
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      4,100   California Statewide Communities Development Authority, COP
                                                (Kaiser Permanente), 5.30% due 12/01/2015 (g)                                  4,353
                      --------------------------------------------------------------------------------------------------------------
                                                California Statewide Communities Development Authority, Revenue Refunding
                                                Bonds (a):
                      NR*      Aaa      3,520     RIB, Series 151, 8.87% due 8/01/2011(k)                                      4,422
                      AAA      Aaa      1,345     (Sherman Oaks Project), Series A, 5.50% due 8/01/2013                        1,500
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      2,140   Central Valley Financing Authority, California, Cogeneration Project Revenue
                                                Refunding Bonds (Carson Ice Generation Project), 5.25% due 7/01/2015 (i)       2,283
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      4,600   Ceres, California, Redevelopment Agency, Tax Allocation Bonds (Ceres
                                                Redevelopment Project Area Number 1), 5.75% due 11/01/2030 (i)                 5,055
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      1,330   Chaffey, California, Unified High School District, GO, Series B, 5.50% due
                                                8/01/2013 (c)                                                                  1,497
                      --------------------------------------------------------------------------------------------------------------
                                                Coalinga, California, Public Financing Authority, Local Obligation Revenue
                                                Refunding Bonds, Senior Lien, Series A (a):
                      AAA      Aaa        495     5.75% due 9/15/2015                                                            574
                      AAA      Aaa      1,270     6% due 9/15/2018                                                             1,491
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa     10,480   Contra Costa County, California, COP, Refunding (Merrithew Memorial
                                                Hospital Project), 5.375% due 11/01/2017 (i)                                  11,148
                      --------------------------------------------------------------------------------------------------------------
                      AAA      NR*      4,160   East Bay-Delta, California, HFA Revenue Bonds (Lease Purchase Program),
                                                Series A, 4.25% due 6/01/2005 (i)                                              4,338
                      --------------------------------------------------------------------------------------------------------------
                                                Eastern Municipal Water District, California, Water and Sewer Revenue
                                                Refunding Bonds, COP, Series A (c):
                      AAA      Aaa      3,620     5.375% due 7/01/2016                                                         3,934
                      AAA      Aaa      4,660     5.375% due 7/01/2017                                                         5,022
                      --------------------------------------------------------------------------------------------------------------
                                                El Monte, California, City School District, GO, Refunding, Series A (g):
                      AAA      Aaa      1,000     6.25% due 5/01/2020                                                          1,145
                      AAA      Aaa      1,500     6.25% due 5/01/2025                                                          1,713
                      --------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      1,950   Fresno, California, Unified School District, GO, Refunding, Series A, 6.55%
                                                due 8/01/2020 (i)                                                              2,347
                      --------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
INFLOS  Inverse Floating Rate Municipal Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes


                                     6 & 7

                    MuniYield California Insured Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount   Issue                                                                        Value
====================================================================================================================================
California            A1      VMIG1@  $ 2,200   Irvine Ranch, California, Water District, GO, VRDN (Number 105,
(continued)                                     140, 240, and 250), 1.60% due 1/01/2021(l)                                  $  2,200
                      --------------------------------------------------------------------------------------------------------------
                                                Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                                                Refunding Bonds:
                      AAA     Aaa       1,500     (Bunker Hill), Series H, 6.50% due 12/01/2015 (g)                            1,651
                      AAA     Aaa       3,500     (Bunker Hill), Series H, 6.50% due 12/01/2016 (g)                            3,852
                      AAA     Aaa       2,395     (Hollywood Redevelopment Project), Series C, 5.50% due 7/01/2016 (i)         2,702
                      --------------------------------------------------------------------------------------------------------------
                                                Los Angeles, California, Department of Airports, Airport Revenue
                                                Bonds, AMT (c):
                      AAA     Aaa       1,000     (Los Angeles International Airport), Series D, 5.625% due 5/15/2012          1,053
                      AAA     Aaa       2,500     (Ontario International Airport), Series A, 6% due 5/15/2017                  2,706
                      --------------------------------------------------------------------------------------------------------------
                                                Los Angeles, California, Department of Water and Power, Electric Plant
                                                Revenue Refunding Bonds (i):
                      AAA     Aaa       1,470     5.875% due 2/15/2005 (j)                                                     1,644
                      AAA     Aaa       2,225     6% due 2/15/2005 (j)                                                         2,497
                      AAA     Aaa       1,855     6% due 2/15/2005 (j)                                                         2,081
                      AAA     Aaa       2,490     5.50% due 2/15/2014 (j)                                                      2,755
                      AAA     Aaa         910     5.50% due 2/15/2014                                                            986
                      AAA     Aaa         775     6% due 2/15/2016                                                               857
                      AAA     Aaa         530     5.875% due 2/15/2020                                                           584
                      AAA     Aaa         645     6% due 2/15/2030                                                               714
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       8,135   Los Angeles, California, Department of Water and Power, Waterworks
                                                Revenue Bonds, 6.10% due 10/15/2009 (c)(j)                                     9,843
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       7,000   Los Angeles, California, Harbor Department Revenue Bonds, Trust Receipts,
                                                AMT, Class R, Series 7, 10.313% due 11/01/2026 (i)(k)                          8,608
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       2,200   Los Angeles, California, Sanitation Equipment Charge Revenue Bonds,
                                                Series A, 5.25% due 2/01/2016 (g)                                              2,358
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       1,500   M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                                (San Juan Project), Series D, 6.75% due 7/01/2020 (b)(i)                       1,887
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       2,660   Metropolitan Water District of Southern California, Waterworks Revenue
                                                Refunding Bonds, Series A, 5.375% due 7/01/2012 (i)                            3,017
                      --------------------------------------------------------------------------------------------------------------
                                                Monrovia, California, Unified School District, GO, Series B (c):
                      AAA     Aaa       1,900     5.63%** due 8/01/2026                                                          518
                      AAA     Aaa       4,525     5.65%** due 8/01/2029                                                        1,045
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       5,715   Newhall, California, School District, GO, Series A, 6.40% due
                                                5/01/2025 (g)                                                                  6,781
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       5,600   Oakland, California, Joint Powers Financing Authority, Lease Revenue
                                                Refunding Bonds (Oakland Convention Centers), 5.50% due 10/01/2010 (a)         6,410
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa         965   Oakland, California, Redevelopment Agency, Tax Allocation Refunding Bonds,
                                                INFLOS, 9.436% due 9/01/2019 (i)(k)                                            1,053
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       1,000   Oakland, California, State Building Authority, Lease Revenue Bonds
                                                (Elihu M. Harris), Series A, 5.50% due 4/01/2011 (a)                           1,110
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       8,660   Orange County, California, Recovery COP, Refunding, Series A,
                                                6% due 7/01/2026 (i)                                                           9,786
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       2,360   Orchard, California, School District, GO, Series A, 6.50% due
                                                8/01/2005 (c)(j)                                                               2,747
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       5,145   Oxnard, California, Unified High School District, GO, Refunding,
                                                Series A, 6.20% due 8/01/2030 (i)                                              6,025
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       7,500   Pioneers Memorial Hospital District, California, GO, Refunding, 6.50%
                                                due 10/01/2024 (a)                                                             8,451
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       1,950   Pomona, California, Unified School District, GO, Refunding, Series A,
                                                6.15% due 8/01/2030 (i)                                                        2,329
                      --------------------------------------------------------------------------------------------------------------
                      AAAr    Aaa       5,000   Port Oakland, California, RITR, AMT, Class R, Series 5, 9.348% due
                                                11/01/2012 (c)(k)                                                              5,989
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       3,750   Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due
                                                11/01/2029 (c)                                                                 4,037
                      --------------------------------------------------------------------------------------------------------------
                                                Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                                (Paguay Redevelopment Project) (a):
                      AAA     Aaa       1,010     5.375% due 6/15/2016                                                         1,107
                      AAA     Aaa       1,055     5.375% due 12/15/2016                                                        1,157
                      AAA     Aaa       1,115     5.375% due 12/15/2017                                                        1,212
                      AAA     Aaa       1,000     5.375% due 12/15/2018                                                        1,078
                      --------------------------------------------------------------------------------------------------------------
                      NR*     Aaa       2,250   Riverside County, California, Asset Leasing Corporation, Leasehold
                                                Revenue Refunding Bonds, RIB, Series 148, 9.27% due 6/01/2016 (i)(k)           2,848
                      --------------------------------------------------------------------------------------------------------------
                      NR*     Aaa       2,870   San Bernardino County, California, S/F Home Mortgage Revenue Refunding
                                                Bonds, AMT, Series A-1, 6.25% due 12/01/2031 (f)                               3,200
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       5,200   San Diego County, California, COP (Salk Institute for Bio Studies), 5.75%
                                                due 7/01/2031 (i)                                                              5,701
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       2,715   San Francisco, California, Bay Area Rapid Transit District, Sales Tax
                                                Revenue Refunding Bonds, 5.25% due 7/01/2014 (a)                               2,966
                      --------------------------------------------------------------------------------------------------------------
                                                San Francisco, California, City and County Airports Commission,
                                                International Airport Revenue Bonds, Second Series:
                      AAA     Aaa       3,500     AMT, Issue 5, 6.50% due 5/01/2019 (c)                                        3,829
                      AAA     Aaa       3,000     AMT, Issue 6, 6.50% due 5/01/2018 (a)                                        3,282
                      AAA     Aaa       2,000     AMT, Issue 6, 6.60% due 5/01/2020 (a)                                        2,193
                      AAA     Aaa       3,000     Issue 12-B, 5.625% due 5/01/2021 (c)                                         3,180
                      AAA     Aaa       2,660     Issue 21, 4.50% due 5/01/2023 (i)                                            2,523
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       4,470   San Francisco, California, City and County Airports Commission,
                                                International Airport Revenue Refunding Bonds, Second Series,
                                                Issue 27-B, 5.25% due 5/01/2013 (c)                                            4,901
                      --------------------------------------------------------------------------------------------------------------
                                                San Francisco, California, City and County Redevelopment Agency, Lease
                                                Revenue Refunding Bonds (George R. Moscone Convention Center) (g):
                      AAA     Aaa       2,800     6.75% due 7/01/2015                                                          3,155
                      AAA     Aaa       3,050     6.75% due 7/01/2024                                                          3,412
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       3,170   San Francisco State University, California, Revenue Bonds (Student Union),
                                                Series B, 4.20% due 11/01/2023 (i)                                             2,902
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       1,000   San Jose, California, Airport Revenue Refunding Bonds, Series A, 5.25%
                                                due 3/01/2014 (c)                                                              1,084
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       2,450   San Mateo County, California, Joint Powers Authority, Lease Revenue
                                                Refunding Bonds (Capital Projects Program), 5.125% due 7/01/2018 (i)           2,624
                      --------------------------------------------------------------------------------------------------------------


                                     8 & 9

                    MuniYield California Insured Fund II, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount   Issue                                                                        Value
====================================================================================================================================
California            AAA     Aaa     $ 1,600   San Mateo County, California, Transportation District, Sales Tax Revenue
(concluded)                                     Refunding Bonds, Series A, 5.25% due 6/01/2019 (i)                          $  1,728
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       3,430   Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                                                Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (i)        4,177
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa       2,595   Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds
                                                (Bayshore North Project), Series A, 5.25% due 6/01/2019 (a)                    2,722
                      --------------------------------------------------------------------------------------------------------------
                                                Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                                                (VMC Facility Replacement Project), Series A (a):
                      AAA     Aaa       1,500     6.75% due 11/15/2004 (j)                                                     1,731
                      AAA     Aaa       1,000     6.875% due 11/15/2004 (j)                                                    1,158
                      AAA     Aaa       2,500     7.75% due 11/15/2011                                                         3,301
                      --------------------------------------------------------------------------------------------------------------
                      AAA     Aaa         955   Santa Maria, California, Joint Unified High School District, GO, Series A,
                                                5.375% due 8/01/2018 (g)                                                       1,047
                      --------------------------------------------------------------------------------------------------------------
                                                Walnut, California, Public Financing Authority, Tax Allocation Revenue
                                                Refunding Bonds (i):
                      AAA     NR*         580     6.50% due 9/01/2002 (j)                                                        613
                      AAA     Aaa         920     6.50% due 9/01/2022                                                            969
====================================================================================================================================
Puerto Rico--6.1%     AAA     Aaa       1,200   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                Highway Revenue Refunding Bonds, Series W, 5.50% due 7/01/2015 (i)             1,356
                      --------------------------------------------------------------------------------------------------------------
                      A       Baa1      2,500   Puerto Rico Commonwealth, Public Improvement, GO, Refunding, Series A,
                                                5.50% due 7/01/2015                                                            2,764
                      --------------------------------------------------------------------------------------------------------------
                                                Puerto Rico Commonwealth, Public Improvement, GO, Series A:
                      AAA     NR*       5,000     5.50% due 7/01/2016 (i)                                                      5,642
                      A       Baa1      5,000     5.375% due 7/01/2028                                                         5,178
                      A       Baa1      4,000     5.125% due 7/01/2031                                                         4,032
                      --------------------------------------------------------------------------------------------------------------
                      NR*     Aaa       5,000   Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 9.37% due
                                                8/01/2012 (g)(k)                                                               6,358
====================================================================================================================================
                      Total Investments (Cost--$380,824)--98.8%                                                              408,600

                      Other Assets Less Liabilities--1.2%                                                                      4,953
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $413,553
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Prerefunded.
(k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(l) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  @   Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................       91.4%
AA/Aa ............................................................        2.6
A/A ..............................................................        3.9
Other+ ...........................................................        0.9
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.


                                    10 & 11

                    MuniYield California Insured Fund II, Inc., October 31, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of October 31, 2001
====================================================================================================================================
Assets:            Investments, at value (identified cost--$380,824,386) ........................                       $408,599,748
                   Cash .........................................................................                            159,876
                   Interest receivable ..........................................................                          6,965,531
                   Prepaid expenses and other assets ............................................                             23,017
                                                                                                                        ------------
                   Total assets .................................................................                        415,748,172
                                                                                                                        ------------
====================================================================================================================================
Liabilities:       Payables:
                      Securities purchased ......................................................      $  1,776,652
                      Investment adviser ........................................................           174,622
                      Dividends to shareholders .................................................           172,729        2,124,003
                                                                                                       ------------
                   Accrued expenses .............................................................                             70,792
                                                                                                                        ------------
                   Total liabilities ............................................................                          2,194,795
                                                                                                                        ------------
====================================================================================================================================
Net Assets:        Net assets ...................................................................                       $413,553,377
                                                                                                                        ============
====================================================================================================================================
Capital:           Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (5,200 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference) .......                       $130,000,000
                      Common Stock, par value $.10 per share (18,359,120 shares issued
                      and outstanding) ..........................................................      $  1,835,912
                   Paid-in capital in excess of par .............................................       263,746,844
                   Undistributed investment income--net .........................................         1,801,526
                   Accumulated realized capital losses on investments--net ......................        (9,644,205)
                   Accumulated distributions in excess of realized capital gains on
                   investments--net .............................................................        (1,962,062)
                   Unrealized appreciation on investments--net ..................................        27,775,362
                                                                                                       ------------
                   Total--Equivalent to $15.44 net asset value per share of Common Stock
                   (market price--$14.46) .......................................................                        283,553,377
                                                                                                                        ------------
                   Total capital ................................................................                       $413,553,377
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                   For the Year Ended October 31, 2001
====================================================================================================================================
Investment         Interest and amortization of premium and discount earned .....................                       $ 21,273,830
Income:
====================================================================================================================================
Expenses:          Investment advisory fees .....................................................       $ 2,016,377
                   Commission fees ..............................................................           331,238
                   Accounting services ..........................................................           175,870
                   Professional fees ............................................................            94,902
                   Transfer agent fees ..........................................................            82,766
                   Listing fees .................................................................            55,760
                   Printing and shareholder reports .............................................            32,639
                   Directors' fees and expenses .................................................            27,081
                   Custodian fees ...............................................................            20,683
                   Pricing fees .................................................................            15,935
                   Other ........................................................................            28,216
                                                                                                        -----------
                   Total expenses ...............................................................                          2,881,467
                                                                                                                        ------------
                   Investment income--net .......................................................                         18,392,363
                                                                                                                        ------------
====================================================================================================================================
Realized &         Realized gain on investments--net ............................................                          4,573,462
Unrealized         Change in unrealized appreciation on investments--net ........................                         17,723,874
Gain on                                                                                                                 ------------
Investments--Net:  Net Increase in Net Assets Resulting from Operations .........................                       $ 40,689,699
                                                                                                                        ============
====================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year Ended
                                                                                                                October 31,
                                                                                                        ---------------------------
                   Increase (Decrease) in Net Assets:                                                      2001             2000
====================================================================================================================================
Operations:        Investment income--net .......................................................      $ 18,392,363    $ 18,480,573
                   Realized gain (loss) on investments--net .....................................         4,573,462      (9,635,039)
                   Change in unrealized appreciation/depreciation on investments--net ...........        17,723,874      30,763,983
                                                                                                       ------------    ------------
                   Net increase in net assets resulting from operations .........................        40,689,699      39,609,517
                                                                                                       ------------    ------------
====================================================================================================================================
Dividends &        Investment income--net:
Distributions to      Common Stock ..............................................................       (14,826,825)    (14,801,729)
Shareholders:         Preferred Stock ...........................................................        (3,717,752)     (4,504,460)
                   In excess of realized gain on investments--net:
                      Common Stock ..............................................................           (49,754)             --
                      Preferred Stock ...........................................................           (16,038)             --
                                                                                                       ------------    ------------
                   Net decrease in net assets resulting from dividends and distributions to
                   shareholders .................................................................       (18,610,369)    (19,306,189)
                                                                                                       ------------    ------------
====================================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment of
Transactions:      dividends and distributions ..................................................                --         198,010
                                                                                                       ------------    ------------
====================================================================================================================================
Net Assets:        Total increase in net assets .................................................        22,079,330      20,501,338
                   Beginning of year ............................................................       391,474,047     370,972,709
                                                                                                       ------------    ------------
                   End of year* .................................................................      $413,553,377    $391,474,047
                                                                                                       ============    ============
====================================================================================================================================
                  *Undistributed investment income--net .........................................      $  1,801,526    $  1,944,568
                                                                                                       ============    ============
====================================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                    MuniYield California Insured Fund II, Inc., October 31, 2001

FINANCIAL HIGHLIGHTS

                 The following per share data and ratios have been derived
                 from information provided in the financial statements.                For the Year Ended October 31,
                                                                          -------------------------------------------------------
                 Increase (Decrease) in Net Asset Value:                     2001         2000       1999       1998       1997
=================================================================================================================================
Per Share        Net asset value, beginning of year ..................     $  14.24     $  13.14   $  16.25   $  15.70   $  15.04
Operating                                                                  --------     --------   --------   --------   --------
Performance:     Investment income--net ..............................         1.00         1.02       1.03       1.08       1.10
                 Realized and unrealized gain (loss) on
                 investments--net ....................................         1.21         1.14      (2.37)       .63        .68
                                                                           --------     --------   --------   --------   --------
                 Total from investment operations ....................         2.21         2.16      (1.34)      1.71       1.78
                                                                           --------     --------   --------   --------   --------
                 Less dividends and distributions to Common Stock
                 shareholders:
                   Investment income--net ............................         (.81)        (.81)      (.87)      (.86)      (.88)
                   Realized gain on investments--net .................           --           --       (.33)      (.05)        --+++
                   In excess of realized gain on investments--net ....           --+++        --       (.31)        --         --
                                                                           --------     --------   --------   --------   --------
                 Total dividends and distributions to Common Stock
                 shareholders ........................................         (.81)        (.81)     (1.51)      (.91)      (.88)
                                                                           --------     --------   --------   --------   --------
                 Capital charge resulting from issuance of Common
                 Stock ...............................................           --           --         --         --       (.01)
                                                                           --------     --------   --------   --------   --------
                 Effect of Preferred Stock:
                   Dividends and distributions to Preferred Stock
                   shareholders:
                     Investment income--net ..........................         (.20)        (.25)      (.15)      (.20)      (.23)
                     Realized gain on investments--net ...............           --           --       (.06)      (.05)        --+++
                     In excess of realized gain on investments--net ..           --+++        --       (.05)        --         --
                                                                           --------     --------   --------   --------   --------
                 Total effect of Preferred Stock .....................         (.20)        (.25)      (.26)      (.25)      (.23)
                                                                           --------     --------   --------   --------   --------
                 Net asset value, end of year ........................     $  15.44     $  14.24   $  13.14   $  16.25   $  15.70
                                                                           ========     ========   ========   ========   ========
                 Market price per share, end of year .................     $  14.46     $ 13.625   $12.6875   $16.0625   $15.0625
                                                                           ========     ========   ========   ========   ========
=================================================================================================================================
Total            Based on market price per share .....................       12.33%       14.23%    (12.83%)    13.04%     13.20%
Investment                                                                 ========     ========   ========   ========   ========
Return:*         Based on net asset value per share ..................       14.76%       15.28%    (10.76%)     9.72%     10.82%
                                                                           ========     ========   ========   ========   ========

=================================================================================================================================
Ratios Based     Total expenses** ....................................        1.06%        1.04%      1.02%       .96%      1.00%
on Average                                                                 ========     ========   ========   ========   ========
Net Assets       Total investment income--net** ......................        6.74%        7.43%      6.86%      6.84%      7.35%
Of Common                                                                  ========     ========   ========   ========   ========
Stock:           Amount of dividends to Preferred Stock shareholders .        1.36%        1.81%       .98%      1.27%      1.52%
                                                                           ========     ========   ========   ========   ========
                 Investment income--net, to Common Stock shareholders         5.38%        5.62%      5.88%      5.57%      5.83%
                                                                           ========     ========   ========   ========   ========
=================================================================================================================================
Ratios Based     Total expenses ......................................         .72%         .68%       .69%       .66%       .68%
on Total                                                                   ========     ========   ========   ========   ========
Average Net      Total investment income--net ........................        4.57%        4.88%      4.65%      4.72%      4.97%
Assets:**+                                                                 ========     ========   ========   ========   ========
=================================================================================================================================
Ratios Based     Dividends to Preferred Stock shareholders ...........        2.86%        3.46%      2.08%      2.80%      3.20%
on Average                                                                 ========     ========   ========   ========   ========
Net Assets
Of Preferred
Stock:
=================================================================================================================================
Supplemental     Net assets, net of Preferred Stock, end of year
Data:            (in thousands).......................................     $283,553     $261,474   $240,973   $293,669   $283,661
                                                                           ========     ========   ========   ========   ========
                 Preferred Stock outstanding, end of year
                 (in thousands) ......................................     $130,000     $130,000   $130,000   $130,000   $130,000
                                                                           ========     ========   ========   ========   ========
                 Portfolio turnover ..................................       59.36%       78.52%     86.51%    103.93%     85.35%
                                                                           ========     ========   ========   ========   ========
=================================================================================================================================
Leverage:        Asset coverage per $1,000 ...........................     $  3,181     $  3,011   $  2,854   $  3,259   $  3,182
                                                                           ========     ========   ========   ========   ========
=================================================================================================================================
Dividends Per    Series A--Investment income--net ....................     $    758     $    879   $    493   $    734   $    809
Share On                                                                   ========     ========   ========   ========   ========
Preferred Stock  Series B--Investment income--net ....................     $    700     $    838   $    555   $    672   $    821
Outstanding:++                                                             ========     ========   ========   ========   ========
                 Series C--Investment income--net ....................     $    683     $    884   $    503   $    697   $    574
                                                                           ========     ========   ========   ========   ========
=================================================================================================================================

  * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
 **   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Includes Common and Preferred Stock average net assets.
 ++   The Fund's Preferred Stock was issued on November 30, 1992 (Series A and
      B) and January 27, 1997 (Series C).
+++   Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at


                                     14 & 15

                    MuniYield California Insured Fund II, Inc., October 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $55,989 increase to the cost of securities and a corresponding $55,989 decrease to net appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $9,166 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $6 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $35,765 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $264,295,816 and $224,878,017, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                      Realized       Unrealized
                                                   Gains (Losses)       Gains
--------------------------------------------------------------------------------
Long-term investments ..........................     $ 7,255,585     $27,775,362
Financial futures contracts ....................      (2,682,123)             --
                                                     -----------     -----------
Total ..........................................     $ 4,573,462     $27,775,362
                                                     ===========     ===========
--------------------------------------------------------------------------------

As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $27,775,362, of which $27,776,763 related to appreciated securities and $1,401 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $380,824,386.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2001 remained constant and for the year ended October 31, 2000 increased by 14,174, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.80%; Series B, 1.30%; and Series C, 1.50%.

Shares issued and outstanding during the years ended October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2001 Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $119,970 as commissions.

5. Capital Loss Carryforward:

At October 31, 2001, the Fund had a net capital loss carryforward of approximately $7,669,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067300 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.

7. Reorganization Plan:

On September 21, 2001 the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire all of the assets and will assume all of the liabilities of MuniYield California Insured Fund, Inc. in exchange for newly issued shares of the Fund. The Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.


                                    16 & 17

                    MuniYield California Insured Fund II, Inc., October 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield California Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund II, Inc. as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund II, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 5, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield California Insured Fund II, Inc. during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                     Payable       Ordinary
                                                      Date          Income
--------------------------------------------------------------------------------
Common Shareholders                                 12/28/00       $.002710
--------------------------------------------------------------------------------
Preferred Shareholders:      Series A               12/04/00         $3.13
                             ---------------------------------------------------
                             Series B               12/11/00         $2.98
                             ---------------------------------------------------
                             Series C               12/06/00         $3.15
--------------------------------------------------------------------------------

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MCA


                                     18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniYield California Insured Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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